3/22/96
EXHIBIT 24

     POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S_8 for the registration of U S WEST Multimedia Group Common Stock, on terms generally described at this meeting; and

     WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company as indicated below each signature;

     NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES T. ANDERSON, CHARLES J. BURDICK, and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in his capacity as an Officer or Director of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 2nd day of February, 1996.


     /s/ RICHARD D. McCORMICK
     ______________________________
     Richard D. McCormick
     Chairman of the Board, Chief
     Executive Officer and President

     /s/ JAMES T. ANDERSON
     ______________________________
     James T. Anderson
     Acting Executive Vice President and
     Chief Financial Officer

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S_8 for the registration of U S WEST Multimedia Group Common Stock, on terms generally described at this meeting; and

     WHEREAS, each of the undersigned is a Director of the Company;

     NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES T. ANDERSON, CHARLES J. BURDICK, and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in his capacity as a Director of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 2nd day of February, 1996.

/s/ REMEDIOS DIAZ-OLIVER     /s/ ALLEN F. JACOBSON
___________________________________     ___________________________________
Remedios Diaz-Oliver     Allen F. Jacobson

/s/ GRANT A. DOVE     /s/ MARILYN CARLSON NELSON
___________________________________     ___________________________________
Grant A. Dove     Marilyn Carlson Nelson

/s/ ALLAN D. GILMOUR     /s/ FRANK POPOFF
___________________________________     ___________________________________
Allan D. Gilmour     Frank Popoff

/s/ PIERSON M. GRIEVE     /s/ JERRY O. WILLIAMS
___________________________________     ___________________________________
Pierson M. Grieve     Jerry O. Williams

/s/ SHIRLEY M. HUFSTEDLER
___________________________________
Shirley M. Hufstedler